Exhibit 99.1

Addentax Group Corp. Announces Strategic Fintech Initiative and Negotiations to Acquire Up to 20 Online Lending Platforms in Asia Pacific Representing Over 600,000 Customers and Estimated Annual Loan Volume Exceeding HK$25 Billion

SHENZHEN, March 17, 2026 — Addentax Group Corp. (Nasdaq: ATXG) (“ATXG” or the “Company”) announced today that it has entered into mature negotiations to acquire multiple leading online money lending platforms across the Asia Pacific region, with definitive agreements expected to be executed subject to the completion of ongoing negotiations, due diligence, regulatory approvals and other customary conditions.

These platforms operate digital lending businesses across the Asia Pacific region and provide services that include AI-supported credit assessment, digital asset-related financial services (where permitted by applicable regulations), and personal digital lending. These platforms are characterized by established user bases, proprietary risk control systems, operational efficiency and regional market presence. Upon completion of the proposed acquisitions, the combined platforms could create a large-scale digital credit platform with significant regional reach. Based on information provided by the target companies, the combined platforms currently serve more than 600,000 customers and generate an estimated aggregate annual loan origination volume exceeding HK$25 billion.

“We are pleased to announce this strategic acquisition initiative, which we believe has the potential to significantly expand Addentax’s participation in the Asia Pacific fintech sector,” said the Chief Executive Officer of Addentax, Mr. Hong Zhida. “These platforms represent innovative participants in AI-driven digital lending and emerging financial technologies. By potentially bringing them together under the ATXG umbrella, we aim to build a technology-driven digital credit platform with meaningful scale, technological capabilities and regional market reach. We believe this initiative could support long-term value creation for our stockholders, partners and customers across the Asia Pacific.”

The transactions are subject to customary closing conditions, including final due diligence, board approvals, approvals from relevant financial regulatory authorities in the jurisdictions in which the target companies operate and other customary conditions. There can be no assurance that definitive agreements will be executed or that any transactions will be completed. The Company will provide updates as appropriate as negotiations progress.

About Addentax Group Corp.

Addentax Group Corp. is an integrated service provider specializing in garment manufacturing and logistics services. For more information about the Company, please visit the website: https://www.addentax.com/.

Caution Concerning Forward Looking Statements

All statements other than statements of historical fact in this announcement are forward-looking statements in nature within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions are intended to identify such forward-looking statements. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to consider risk factors, including those described in the Company’s filings with the SEC, that may affect the Company’s future results. All forward-looking statements attributable to the Company and its subsidiaries or persons acting on their behalf are expressly qualified in their entirety by these risk factors. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended March 31, 2025. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Company Contact:

Public Relations Contact:

Addentax Group Corp.

Phone: + (86) 755 86961 405

yoongxin.chan@zgyingxi.com

Investor Relations Contact:

Sherry Zheng

WAVECREST GROUP INC.

1-718-213-7386

sherry@wavecrestipo.com